CONSENT AND AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

         THIS CONSENT AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of June 17, 1998 and is entered into by and among BankAmerica Business Credit, Inc. (the "Lender"), The Great Train Store Partners, L.P. (the "Borrower"), and The Great Train Store Company, GTS Partner, Inc. and GTS Limited Partner, Inc. as members of the GTS Consolidated Group. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Borrower, the members of the GTS Consolidated Group and the Lender have entered into that certain Amended and Restated Loan and Security Agreement dated as of January 27, 1998, as amended and supplemented (the "Agreement");

         WHEREAS, the Borrower and the members of the GTS Consolidated Group desire to enter into a certain Debenture Purchase Agreement dated as of June 17, 1998 (the "Debenture Purchase Agreement") with Sirrom Capital Corporation d/b/a Tandem Capital (the "Creditor") and to execute and deliver certain documents related thereto; and

         WHEREAS, the Borrower and the members of the GTS Consolidated Group desire to have the Lender consent to their entering into and performing the Debenture Purchase Agreement and certain documents related thereto and also to amend the Agreement in certain respects, and the Lender is willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the members of the GTS Consolidated Group and the Lender hereby agree as follows:

         Section 1. Consent. The Lender hereby consents to the Borrower and the members of the GTS Consolidated Group entering into and performing the Debenture Purchase Agreement and certain related documents with the Creditor in the forms previously delivered to the Lender, provided, however, that the parties hereto and the Creditor shall have entered into a Subordination Agreement satisfactory in form and substance to the Lender. This consent is only applicable and shall only be effective for the specific instance and for the specific purpose for which given. Such consent is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other section of the Agreement or any other Loan Document, (b) as a waiver of or a restriction on or prejudice with respect to, any right, power or remedy of the Lender under the Agreement or any other Loan Document, or (c) as a waiver of or consent to any Event of Default or Event under the Agreement or any other Loan Document.

         Section 2. Amendment to the Agreement. The Lender, the Borrower and the members of the GTS Consolidated Group agree that the Agreement shall be amended as follows:

                  (a) The definition of "Distribution" contained in Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                                    "`Distribution'  means,  in  respect  of any
                  corporation: (a) the payment or making of any dividend or other distribution of Property in respect of capital stock of such corporation or warrants to buy capital stock of such corporation, other than distributions in capital stock or warrants of the same class; or (b) the redemption or other acquisition of any capital stock of such corporation or any warrants to buy capital stock of such corporation."

                  (b) The definition of "Loan Documents" contained in Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                                    "`Loan Documents' means this Agreement,  the
                  Patent and Trademark Assignments, the Parent Guaranty, the Affiliate Guaranties, the Subordination Agreement dated as of June 17, 1998 with Sirrom Capital Corporation d/b/a Tandem Corporation, and all other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, the Security Interest, or any other aspect of the transactions contemplated by this Agreement."

                  (c) The definition of "Permitted Debt" contained in Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                                    "`Permitted  Debt'  means  (a) the New Store
                  Equipment  Financing consented to by Lender in accordance with
                  Section 10.16,  (b) the Debt described on Schedule 10.11,  and
                  (c) the Debt arising under that certain Debenture Purchase Agreement dated as of June 17, 1998 with Sirrom Capital Corporation d/b/a Tandem Capital, provided that said Debt shall be subject to the terms of a Subordination Agreement dated as of June 17, 1998 among the Borrower, the members of the GTS Consolidated Group, the Lender and Sirrom Capital Corporation d/b/a Tandem Capital."

                  (d) The definition of "Permitted Liens" contained in Section 1 of the Agreement is hereby amended by the addition thereto of a new clause (j), which new clause (j) shall immediately follow clause (i) in said definition and which new clause (j) shall read in its entirety as follows:

                           "and (j) Liens in favor of Sirrom Capital Corporation
                  d/b/a Tandem Capital arising under on in connection with that certain Debenture Purchase Agreement dated as of June 17, 1998, provided that said Liens shall be subject to the terms of a Subordination Agreement dated as of June 17, 1998 among the Borrower, the members of the GTS Consolidated Group, the Lender and Sirrom Capital Corporation d/b/a Tandem Capital."

                  (e) Section 8.2 of the Agreement is hereby amended by the addition thereto of a new clause (k), which new clause (k) shall immediately follow clause (j) of Section 8.2 and which new clause (k) shall read in its entirety as follows:

                                    "(k)  Promptly   after  their   preparation,
                  copies of any and all materials which the Borrower or any member of the GTS Consolidated Group makes available to Sirrom Capital Corporation d/b/a Tandem Capital under that certain Debenture Purchase Agreement dated as of June 17, 1998."

                  (f) Section 12.1(d) of the Agreement is hereby amended and restated to read in its entirety as follows:

                                    "(d) (i) default shall occur with respect to
                  the payment of any principal or interest on any indebtedness for borrowed money (other than the Obligations) of the Borrower or any member of the GTS Consolidated Group beyond any period of grace provided with respect thereto; or (ii) default shall occur under that certain Debenture Purchase Agreement dated as of June 17, 1998 with Sirrom Capital Corporation d/b/a Tandem Corporation, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such indebtedness to accelerate, the maturity of any such indebtedness; or (iii) any indebtedness for borrowed money (other than the Obligations) of the Borrower or any member of the GTS Consolidated Group shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;"

                  (g) Exhibit B to the Agreement is hereby amended and restated to read in its entirety as provided in Exhibit B attached to this Amendment.

         Section 3. Consents and Reaffirmations. The members of the GTS Consolidated Group hereby consent to the terms and conditions of this Amendment and reaffirm their obligations under the Parent Guaranty and the Affiliate Guaranties dated as of January 27, 1998 made by such members in favor of the Lender, and acknowledge and agree that the Parent Guaranty and the Affiliate Guaranties remain in full force and effect.

         Section 4. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. Fully executed copies of this Amendment signed by the Borrower and the members of the GTS Consolidated Group shall be delivered to the Lender.

                  (b) Subordination Agreement. Fully executed copies of that certain Subordination Agreement dated as of June 17, 1998 among the parties hereto and the Creditor signed by all parties thereto shall be delivered to the Lender.

                  (c) Debenture Purchase Agreement. Copies of the fully executed Debenture Purchase Agreement and all documents relating thereto shall be delivered to the Lender.

                  (d) Other Documents. The Borrower and the members of the GTS Consolidated Group shall have executed and delivered to the Lender such other documents and instruments as the Lender may require.

         Section 5. Agreement. The Borrower and the members of the GTS Consolidated Group agree to deliver to the Lender, within thirty (30) days of the date hereof, a certificate executed by the Secretary or Assistant Secretary of the Borrower and each member of the GTS Consolidated Group certifying that each such Person's Board of Directors has adopted resolutions authorizing or ratifying the execution, delivery and performance by such Person of this Amendment, and attaching copies of all such resolutions.

         Section 6.        Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely thereon.

                  (b) Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                  (c) Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect, and each of the Borrower and the members of the GTS Consolidated Group ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Event exists as of such date.

                  (d) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (e) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF MISSOURI AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI.

                  (f) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower and the members of the GTS Consolidated Group may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Lender.

                  (g) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (h) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  (i) Expenses of the Lender. The Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender's legal counsel and the allocated cost of the Lender's in-house counsel, and (ii) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or the other Loan Documents, including, without limitation, the costs and fees of the Lender's legal counsel and the allocated cost of the Lender's in-house counsel.

                  (j) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AND ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

                                   THE GREAT TRAIN STORE PARTNERS, L.P.

                                   By:  GTS PARTNER, INC., its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                   THE GREAT TRAIN STORE COMPANY


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                   GTS PARTNER, INC.


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                   GTS LIMITED PARTNER, INC.


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                   BANKAMERICA BUSINESS CREDIT, INC.


                                   By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT B

                               NOTICE OF BORROWING



Date:  ______________, _____




To: BankAmerica Business Credit, Inc. as Lender under the Amended and Restated Loan and Security Agreement dated as of January 27, 1998 (as extended, renewed, amended or restated from time to time, the "Loan and Security Agreement") between the Great Train Store Partners, L.P. and BankAmerica Business Credit, Inc.

Ladies and Gentlemen:

         The undersigned, The Great Train Store Partners, L.P. (the "Borrower"), refers to the Loan and Security Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

         1.       The   Business    Day   of   the    proposed    Borrowing   is
                  _________________, ____.

         2.       The   aggregate   amount   of  the   proposed   Borrowing   is
                  $__________________.

         3. The Borrowing is to be comprised of $________________ of Reference Rate Revolving Loans and $______________ of LIBOR Revolving Loans.

         4. The duration of the Interest Period for the LIBOR Revolving Loans, if any, included in the Borrowing shall be __________ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) The representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct as though made on and as of such date;

         (b) No Event or Event of Default has occurred and is continuing, or would result from such proposed Borrowing;

         (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit, to exceed the Availability; and

         (d) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit, to exceed the sum of (i) the greater of (A) $15,000,000, or (B) eighty-five percent (85%) of the Borrower's Inventory as reflected in the most recent borrowing base certificate delivered by the Borrower to the Lender plus (ii) $1,000,000.

                                       THE GREAT TRAIN STORE PARTNERS, L.P.

                                       By:  GTS PARTNER, INC.,
                                            its General Partner


                                           By:
                                                --------------------------------
                                                Name:  Cheryl A. Taylor
                                                Title: Vice President